UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2009

                   V2K International, Inc.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	333-141201 (Commission File Number)	20-5614030 (IRS Employer Identification No.)

            13949 West Colfax Avenue, Suite 250, Lakewood, Colorado  80401
   (Address of principal executive offices)                                (Zip Code)

Registrant’s telephone number, including area code: (303) 202-1120

                                        N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the annual meeting of shareholders held on March 18, 2009, Shane Ortell was elected to serve as a director, filling a vacancy created by increasing the number of directors to seven.

Mr. Ortell has been the top producing franchisee of V2K Window Fashions, Inc., a wholly-owned subsidiary of the registrant, for the last five years, and is also a shareholder of the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V2K INTERNATIONAL, INC.

March 20, 2009	By:	/s/ Samuel Smith
Samuel Smith, Executive Vice President